Exhibit 10.1

Share Purchase AGREEMENT

This Share Purchase Agreement (this “Agreement”), dated August 6, 2025, is by and among Currenc Group Inc., an exempted company incorporated and registered in the Cayman Islands (the “Company”), Alexander King Ong Kong (“Mr. Kong”) and Regal Planet Limited, a limited liability company incorporated under the laws of the British Virgin Islands (“Regal”, and together with Mr. Kong, the “Creditors,” each, a “Creditor”) (the Company and Creditor, together, the “Parties”).

RECITALS

WHEREAS, the Company and/or its subsidiaries currently owe indebtedness to the Creditors, in an aggregate amount of US$54,550,612.30, with each Creditor individually holding the amount of indebtedness set forth on such Creditor’s signature page hereto (such amounts, in the aggregate and individually, the “Outstanding Indebtedness”);

WHEREAS, it is proposed that the Company issue to the Creditors a certain number of ordinary shares with a par value of US$0.0001 per share, of the Company (the “Ordinary Shares”), in the manner set forth herein, in full and complete satisfaction, discharge and settlement of the Outstanding Indebtedness;

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants contained herein, the Parties hereby agree as follows:

1. Purchase and Sale. On the terms and subject to the conditions of this Agreement, each Creditor hereby purchases and accepts from the Company, and the Company hereby agrees to issue and sell to each Creditor, the number of Ordinary Shares set forth on the signature page hereto for each Creditor (such Ordinary Shares, the “Securities”), which, for the avoidance of doubt, is a number of Ordinary Shares obtained by dividing: (a) the Outstanding Indebtedness held by such Creditor, divided by (b) $1.53 per share. The issuance by the Company of the Securities shall be in full and complete satisfaction, discharge and settlement of the portion of the Outstanding Indebtedness owned by such Creditor, which is set forth on the signature page hereto.

2. Retirement of Outstanding Indebtedness. The Parties hereby acknowledge and agree that the issuance of the Securities to each Creditor pursuant to this Agreement constitutes full and complete satisfaction, discharge, and settlement of any and all amounts, claims, or obligations, whether known or unknown, that are or may be outstanding and payable by the Company to each Creditor in respect of such Creditor’s portion of the Outstanding Indebtedness. Upon receipt of the Securities in the manner contemplated by this Agreement, no Creditor shall have any further right to payment or claim against the Company with respect to any amounts previously owed or alleged to be owed under or in connection with such Creditor’s portion of the Outstanding Indebtedness.

3. Closing.

(a) Closing. The purchase and sale of the Securities (the “Closing”) shall be completed through electronic means on the second (2nd) business day following the satisfaction of all closing conditions (the “Closing Date”). At the Closing, each Creditor agrees to deliver to the Company (a) a duly executed cross-receipt; and (b) any other document which the Company or its counsel reasonably requests in connection with the Closing. Upon satisfaction of the conditions set forth in Section 3(b), the Closing shall occur remotely by electronic delivery of documents.

(b) Closing Conditions.

(i) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(A) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(B) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(C) the delivery by each Purchaser of the items set forth in Section 3(a) of this Agreement; and

(D) receipt by the Company of Shareholder Approval (as defined below) for the issuance of the Securities and the consummation of the transactions contemplated hereby.

(ii) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(A) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(B) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(C) receipt by the Company of Shareholder Approval for the issuance of the Securities and the consummation of the transactions contemplated hereby;

(D) from the date hereof to the Closing Date, trading in the Ordinary Shares shall not have been suspended by the Securities and Exchange Commission (the “Commission”) or The Nasdaq Global Market and, at any time prior to the Closing Date, trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any nationally recognized markets or exchanges where the Ordinary Shares are listed or quoted for trading, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchasers, makes it impracticable or inadvisable to purchase the Securities at the Closing.

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4. Representations and Warranties of the Company. As of the date of this Agreement and as of the Closing, the Company represents and warrants to each Creditor as follows:

(a) Organization. The Company: (i) is duly incorporated, validly existing and in good standing as a company under the laws of the Cayman Islands, (ii) has all requisite corporate power and authority to carry on its business as now conducted and to own, lease and operate its properties and assets, and (iii) has all requisite corporate power and authority to issue the Securities and to enter into and carry out its obligations under this Agreement.

(b) Valid Issuance. As of the Closing Date, the Securities will be, duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable.

(c) Authorization; Enforceability. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity.

5. Representations and Warranties of the Creditor. As of the date of this Agreement and as of the Closing, each Creditor, for itself and for no other Creditor, hereby represents and warrants to the Company as follows:

(a) Organization; Capacity. If such Creditor is an entity, such Creditor is duly incorporated and validly existing and in good standing under its jurisdiction of formation and has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets. If such Creditor is an individual, such Creditor has the legal capacity and authority to execute, deliver, and perform its obligations under this Agreement.

(b) Authority. Such Creditor has all requisite authority to purchase the Securities, enter into this Agreement and to perform all the obligations required to be performed by such Creditor hereunder, and such purchase will not contravene any law, rule, or regulation binding on such Creditor or any investment guideline or restriction applicable to such Creditor.

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(c) No Violations. The execution and delivery by such Creditor of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with, or result in any violation or breach of, any provision of the certificate of incorporation, bylaws, or other governing document, as applicable, of such Creditor, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which such Creditor is a party, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Creditor or any of such Creditor’s properties or assets.

(d) No Liens. Such Creditor is the sole legal and beneficial owner of the portion of the Outstanding Indebtedness set forth on such Creditor’s signature page hereto, and such Outstanding Indebtedness is owned by such Creditor free and clear of any and all liens, security interests, pledges, charges, encumbrances, or other adverse claims of any kind. No person or entity other than such Creditor has any right, title, or interest in or to such portion of the Outstanding Indebtedness.

(e) Accredited Investor. Such Creditor is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act.

(f) Ability to Evaluate. Such Creditor has sufficient knowledge, sophistication and experience in financial matters, business matters and investments to be capable of evaluating the merits and risks of the transactions contemplated hereby, has evaluated the merits and risks of such investment and understands the merits and risks of such an investment. Such Creditor has independently determined the acceptability of an investment in the Company.

(g) Additional Information. Such Creditor agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the transactions contemplated by this Agreement.

(h) Indefinite Hold Period. Such Creditor understands that it must bear the economic risk of its investment for an indefinite period of time because the Securities have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Creditor agrees that it will not offer to sell or otherwise transfer any of the Securities unless a registration statement with respect to the applicable Securities has become effective under the Securities Act or the Company has been furnished with an opinion of counsel satisfactory to it that such registration is not required.

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(i) Access to Information. Such Creditor has had every opportunity to ask questions and receive answers from the Company and its officers and representatives concerning the terms and conditions of the purchase of the Securities, the current and planned operations and business of the Company and the risks associated therewith, and all of such questions have been answered to the full satisfaction of such Creditor. Such Creditor has had access to such information concerning the Company and the Securities as it deems necessary to enable such Creditor to make an informed investment decision concerning the purchase of the Securities.

(j) No Determination of Fairness. Such Creditor is aware that no federal or state agency has made any findings or determinations as to the fairness involved in this investment, nor any recommendation or endorsement of the Securities as an investment.

(k) Ability to Withstand Loss of Investment. Such Creditor acknowledges that an investment in the Securities is suitable and consistent with such Creditor’s investment program and that such Creditor’s financial position enables it to bear the risks of this investment including, but not limited to, a total loss of such investment.

(l) Absence of Public Market; Private Placement; No Action Taken to Invalidate Private Placement. Such Creditor understands that the offer and sale of the Securities have not been reviewed, approved or disapproved by the Commission or any other state or federal governmental entity. Such Creditor understands that the Securities are being offered and sold to it in reliance on Section 4(a)(2), which is an exemption from the registration requirements of the Securities Act, as well as exemptions from the registration requirements of state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Creditor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Creditor set forth in this Agreement in order to determine the availability of such exemptions and the eligibility of such Creditor to acquire the Securities in compliance with such laws. Such Creditor has not taken any action that would result in the offering contemplated by this Agreement being treated as a public offering rather than a valid private placement under the law.

(m) Intent. Such Creditor is acquiring the Securities solely for such Creditor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. Such Creditor understands that the Securities have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Creditor and of the other representations made by such Creditor in this Agreement. Such Creditor understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

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(n) Restrictions on Transfer. Such Creditor agrees: (A) that such Creditor will not sell, assign, pledge, give, transfer, or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable state securities laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of state securities laws; (B) that the Securities shall be held in book entry form and the Company’s records shall be annotated to reflect a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities, except upon compliance with the foregoing restrictions.

(o) SEC Reports. Such Creditor acknowledges that it has had access to and has reviewed the following (collectively, the “Disclosure Documents”): (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including, without limitation, the section captioned “Risk Factors” regarding risk factors associated with an investment in the Company, (ii) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, (iii) the Company’s Current Reports on Form 8-K filed since January 1, 2025 and (iv) the Company’s Current Reports on Form 6-K since June 30, 2025 including, in each case, any amendments thereto, all as filed with the SEC. In making this investment, such Creditor has not relied upon any information not included in the Disclosure Documents or this Agreement, and such Creditor has not relied upon any representations or warranties made by the Company, any other director or officer thereof, except as expressly set forth in this Agreement.

(p) Consultation With Own Attorney. Such Creditor has been advised to consult with its own attorney and other financial and tax advisers regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Securities, and has done so, to the extent such Creditor considers necessary.

(q) Tax Consequences. Such Creditor acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to such Creditor of an investment in the Company. Such Creditor has relied solely upon its own advisers with respect to the tax consequences of this investment.

(r) Information Provided by Creditor. All information which such Creditor has provided to the Company concerning such Creditor, its financial position and its knowledge of financial and business matters is truthful, accurate, correct, and complete as of the date set forth herein and shall be as of the Closing Date. Such Creditor undertakes to promptly inform the Company of any changes in such information or any inaccuracy in the representations and warranties made by Such Creditor herein arising prior to the Closing Date.

6. Legend. The Securities shall be held in book entry form and the Company’s records shall be annotated to reflect the following legend with respect to the Securities:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS.”

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7. Indemnification. Each Creditor, severally and not jointly, agrees to indemnify and hold harmless the Company and its subsidiaries, as well as the respective officers, directors, and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) (the “Indemnified Liabilities”) arising out of or based upon any allegedly false representation or warranty or breach of or failure by such Creditor to comply with any covenant or agreement made by such Creditor herein or in any other document furnished by such Creditor to any of the foregoing in connection with this transaction. To the extent that the foregoing undertaking by such Creditor may be unenforceable for any reason, such Creditor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. The indemnity and contribution agreements contained in this Section shall remain operative and in full force and effect regardless of (i) any termination of this Agreement and (ii) the consummation of the sale or successive resales of the Securities.

8. Shareholder Approval. From and after the date hereof the Company shall use its reasonable best efforts to provide each shareholder entitled to vote at a general meeting of shareholders of the Company (which may also be at the annual general meeting of shareholders) (the “Shareholder Meeting”), which shall be promptly called and held not later than September 30, 2025 (the “Shareholder Approval Deadline”), a proxy statement or information statement (as applicable) or other solicitation document compliant with the Company’s obligations under U.S. securities laws, the rules of The Nasdaq Global Market and the laws of the Cayman Islands applicable to the Company (the “Solicitation Document”). The Solicitation Document shall solicit each of the Company’s shareholder’s affirmative vote at the Shareholder Meeting for approval of resolutions (“Shareholder Resolutions”) providing for the issuance of all of the Securities to the Purchasers, in compliance with applicable Nasdaq rules and regulations (such affirmative approval being referred to herein as the “Shareholder Approval”), and the Company shall use its reasonable best efforts to solicit its shareholders’ approval of such resolutions and to cause the Company’s board of directors to recommend to the shareholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Shareholder Approval by the Shareholder Approval Deadline. If the Shareholder Approval is not obtained on or prior to the Shareholder Approval Deadline: (i) the Company shall cause an additional Shareholder Meeting to be held on or prior to the thirtieth (30th) calendar day following the failure to obtain Shareholder Approval, and (ii) shall thereafter (if necessary) cause repeated and further additional Shareholder Meetings to be held on successive 30-day intervals following the failure to obtain Shareholder Approval until Shareholder Approval is obtained.

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9. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the Company and Creditors representing a majority of the Outstanding Indebtedness.

10. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Creditor without the prior written consent of the other party, and any attempted assignment without such prior written consent shall be void.

11. Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

12. Submission to Jurisdiction. The parties submit to the exclusive jurisdiction of the courts of the Cayman Islands and the courts of appeal from them to determine any dispute arising out of or in connection with this agreement. The parties agree not to object to the exercise of jurisdiction of those courts on any basis.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Cayman Islands.

14. No Third Party Beneficiaries. This Agreement is not intended to confer on any person other than the parties, any rights or remedies and a person who is not a party to this agreement shall not have any rights under the Contracts (Rights of Third Parties) Act (As Revised). In the event that any term of this Agreement may be or becomes enforceable by a third party, the terms of this agreement or any of them may be varied in any way or waived or this agreement may be rescinded (in each case) without the consent of any such third party.

15. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. Signatures delivered by electronic mail (including in .pdf format) or by other electronic means shall be deemed to have the same legal effect as delivery of an original executed counterpart.

17. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

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If to the Creditor, to the address and email set forth on the signature page hereto.

If to the Company:	Currenc Group Inc. 410 North Bridge Road, Spaces City Hall, Singapore 188762 Attn: Ronnie Ka Wah Hui Email: [***]
with a copy to:	Kleinberg Kaplan Wolff & Cohen P.C. 500 5th Avenue New York, New York 10110 Attn: Jonathan A. Ain E-mail: jain@kkwc.com

18. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the Parties and their respective heirs, legal representatives, successors, and assigns.

19. Survival. All representations, warranties and covenants contained in this Agreement shall survive the Creditor’s purchase of the Securities.

20. Notification of Changes. The Creditor hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing pursuant to this Agreement which would cause any representation, warranty, or covenant of the Creditor contained in this Agreement to be false or incorrect.

21. Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

22. Independent Counsel. Each Creditor confirms that either he, she or it has consulted with separate legal counsel or has determined of his, her or its free will not to obtain such separate representation. Each Creditor acknowledges that legal counsel for the Company has not represented any Creditor in connection with this Agreement, the Securities or the transactions contemplated hereby or thereby. Legal counsel for the Company is an intended third party beneficiary of this provision.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

COMPANY:

currenc group inc.

By:	/s/ Wan Lung Eng
Name:	Wan Lung Eng
Title:	Chief Financial Officer

[Signature Page to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

By:	/s/ Alexander King Ong Kong
Name:	Alexander KIng Ong Kong

Email:	[***]
Address:	[***]
Outstanding Indebtedness:	US$4,277,373.35
Securities:	2,795,669

[Signature Page to Share Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

Creditors:

REGAL PLANET LIMITED

By:	/s/ Alexander King Ong Kong
Name:	Alexander King Ong Kong
Title:	Director

Email:	[***]
Address:	[***]
Outstanding Indebtedness:	US$50,273,238.95
Securities:	32,858,326

[Signature Page to Share Purchase Agreement]